       New World Coffee & Bagels, Inc. and Mahhattan Bagel Company, Inc.
                        Pro Forma Balance Sheet - Assets
       As of September 27, 1998 (New World) and September 30, 1998 (MBC)
                                  (Unaudited)


                                                                                                           Pro Forma
                                                            New World                MBC                  Adjustments      Combined
                                                            ---------                ---                  -----------      --------
ASSETS
------

CURRENT ASSETS:

Cash and cash equivalents                                   $ 1,017,000         $ 3,745,000         $ 5,000,000  (a)    $ 4,362,000
                                                                                                     (8,000,000) (b)
                                                                                                      2,600,000  (h)
Accounts receivable, net                                              -           1,744,000          (1,044,000) (c)        700,000
Franchise fee receivable area developers, net                         -             240,000            (240,000) (c)              -
Current maturities of notes receivable, net                   2,603,000             656,000                               3,259,000
Inventories                                                     579,000           1,012,000            (250,000) (c)      1,341,000
Prepaid expenses and other current assets                       165,000             601,000            (601,000) (c)        165,000

                                                       -----------------    ----------------                        ----------------

   Total current assets                                       4,364,000           7,998,000                               9,827,000
                                                       -----------------    ----------------                        ----------------

PROPERTY AND EQUIPMENT, net                                   4,777,000          11,763,000          (3,145,000) (c)     13,395,000

                                                       -----------------    ----------------                        ----------------


OTHER ASSETS:

Long term receivables                                         1,239,000             470,000            (470,000) (c)      1,239,000
Franchise fee receivables from area developers,
   long term, net                                                     -             200,000            (200,000) (c)              -
Notes receivable long term, net                                       -           6,288,000          (5,444,000) (c)        844,000
Deposits and other assets, net                                1,119,000           1,374,000          (1,374,000) (c)      1,319,000
                                                                                                        200,000  (h)
Investment in stores, net                                             -           1,072,000            (778,000) (c)        294,000
Goodwill, net of accumulated amortization                     3,123,000                   -          22,250,000  (b)      7,687,000
                                                                                                     13,546,000  (c)
                                                                                                    (17,847,000) (d)
                                                                                                      5,500,000  (e)
                                                                                                     (8,885,000) (f)
                                                                                                    (10,000,000)(g)
Trademarks                                                            -                   -          10,000,000 (g)      10,000,000
                                                       -----------------    ----------------                        ----------------

                                                           $ 14,622,000        $ 29,165,000                            $ 44,605,000
                                                       =================    ================                        ================


       New World Coffee & Bagels, Inc. and Manhattan Bagel Company, Inc.
        Pro Forma Balance Sheeet - Liabilities and Shareholders' Equity
       As of September 27, 1998 (New World) and September 30, 1998 (MBC)
                                  (Unaudited)


                                                                                                     Pro Forma
                                                            New World               MBC             Adjustments          Combined
                                                           -----------            ------           --------------      ------------

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:

   Accounts payable and accrued liabilities                $ 1,494,000          $ 5,306,000         $ 3,600,000  (b)   $ 12,534,000
                                                                                                     (3,366,000) (d)
                                                                                                      5,500,000  (e)
   Current portion of notes payable                            193,000                    -                                 193,000
   Current portion of capital leases obligations               231,000               15,000                                 246,000
   Unearned franchise fee income and franchise deposits              -              379,000                                 379,000
   Other current liabilities                                   177,000                    -                                 177,000
                                                         --------------     ---------------                        ----------------

     Total current liabilities                               2,095,000            5,700,000                              13,529,000
                                                         --------------     ---------------                        ----------------

DEFERRED RENT                                                  254,000                    -                                 254,000
                                                         --------------     ---------------                        ----------------

LONG-TERM DEBT, net of current                               1,364,000                    -           5,000,000  (a)     14,664,000
                                                                                                      5,500,000  (b)
                                                                                                      2,800,000  (h)
                                                         --------------                                             ---------------

CAPITAL LEASES OBLIGATIONS, net of current                      26,000               19,000                                  45,000
                                                         --------------    -----------------                        ---------------

SECURITY DEPOSITS AND OTHER
   NON-CURRENT LIABILITIES                                           -              563,000          (483,000) (d)         80,000
                                                         --------------    -----------------                        ---------------

LIABILITIES SUBJECT TO SETTLEMENT:

   Long-term debt                                                    -            5,134,000          (5,134,000) (d)              -

   Accounts payable and accrued expenses and capital
     lease obligations                                               -            8,864,000          (8,864,000) (d)              -

                                                         --------------    -----------------                        ---------------

                                                                     -           13,998,000                                       -
                                                         --------------    -----------------                        ---------------
SHAREHOLDERS' EQUITY:

   Preferred stock                                                   -                                      -                     -
   Common stock                                                 15,000           41,105,000               3,000  (b)         18,000
                                                                                                    (41,105,000) (f)
   Additional paid-in capital                               27,931,000                    -           5,147,000  (b)     33,078,000
   Accumulated deficit                                     (17,063,000)         (32,220,000)         32,220,000  (f)    (17,063,000)

                                                        ---------------    -----------------                        ---------------

     Total shareholders' equity                             10,883,000            8,885,000                              16,033,000
                                                        ---------------    -----------------                        ---------------

                                                          $ 14,622,000         $ 29,165,000                            $ 44,605,000
                                                        ===============    =================                        ===============

       New World Coffee & Bagels, Inc. and Manhattan Bagel Company, Inc.
                       Pro Forma Statement of Operations
          For the Three Quarters Ended Setpember 27, 1998 (New World)
                          and September 30, 1998 (MBC)
                                  (Unaudited)


                                                                                               Pro Forma
                                                           New World            MBC           Adjustments         Combined
                                                         --------------    --------------    --------------    --------------

REVENUES
--------

Store sales                                                $ 9,539,000       $ 2,269,000                        $ 11,808,000
Product sales                                                        -        19,067,000                          19,067,000
Franchise & license related income                           2,304,000         2,028,000                           4,332,000

                                                         --------------    --------------                      --------------

                                                            11,843,000        23,364,000                          35,207,000
                                                         --------------    --------------                      --------------


COSTS AND EXPENSES

Cost of sales, occupancy and other store operating expenses  8,235,000        15,659,000                          23,894,000
Selling, general and administrative expenses                 2,228,000         5,763,000                           7,991,000
Depreciation and amortization                                1,006,000         1,241,000          (426,930) (k)    2,350,680
                                                                                                   230,610  (l)
                                                                                                   300,000  (m)


                                                         --------------    --------------                      --------------

                                                            11,469,000        22,663,000                          34,235,680
                                                         --------------    --------------                      --------------

   Income from operations                                      374,000           701,000                             971,320

INTEREST AND OTHER INCOME                                            -           413,000                             413,000

INTEREST EXPENSES                                             (158,000)         (283,000)       (1,010,250) (j)   (1,451,250)

REORGANIZATION EXPENSES                                              -        (2,238,000)        2,238,000  (i)            -
                                                         --------------    --------------                      --------------

   Income (loss) before provision for income taxes             216,000        (1,407,000)                            (66,930)

PROVISION FOR INCOME TAXES                                          -                 -                                   -
                                                         --------------    --------------                      --------------

   Net income (loss)                                         $ 216,000      $ (1,407,000)                          $ (66,930)
                                                         ==============    ==============                      ==============


NET (LOSS) PER SHARE - BASIC AND DILUTED                        $ 0.02                                               $ (0.00)
                                                         ==============                                        ==============

WEIGHTED AVERAGE NUMBER OF COMMON
SHARES OUTSTANDING - BASIC AND DILUTED                      12,872,019                                            16,103,837  (n)
                                                         ==============                                        ==============

       New World Coffee & Bagels, Inc. and Manhattan Bagel Company, Inc.
                       Pro Forma Statement of Operations
 For the Years Ended Decedmber 28, 1997 (New World) and December 31, 1997 (MBC)
                                  (Unaudited)

                                                                                               Pro Forma
                                                           New World            MBC           Adjustments         Combined
                                                         --------------    --------------    --------------    --------------

REVENUES

Store sales                                               $ 15,047,000       $ 6,704,000                        $ 21,751,000
Product sales                                                        -        26,552,000                          26,552,000
Franchise and license related income                           820,000         6,315,000                           7,135,000

                                                         --------------    --------------                      --------------

                                                            15,867,000        39,571,000                          55,438,000
                                                         --------------    --------------                      --------------

COSTS AND EXPENSES

Cost of sales, occupancy and other store
   operating expenses                                       13,138,000        22,805,000                          35,943,000
Selling, general and administrative expenses                 2,979,000        19,952,000                          22,931,000
Depreciation and amortization                                2,281,000         1,948,000          (803,510)(k)     4,132,970
                                                                                                   307,480  (l)
                                                                                                   400,000  (m)
Provision for store closings and reorganization costs          300,000                 -                             300,000
Non-cash charges & write-off of investment                   3,481,000        20,004,000                          23,485,000

                                                         --------------    --------------                      --------------

                                                            22,179,000        64,709,000                          86,791,970
                                                         --------------    --------------                      --------------

   (Loss) from operations                                   (6,312,000)      (25,138,000)                        (31,353,970)

INTEREST AND OTHER INCOME                                       51,000         1,513,000                           1,564,000

INTEREST EXPENSE                                              (475,000)         (703,000)       (1,347,000) (j)   (2,525,000)

REORGANIZATION EXPENSES                                              -        (1,442,000)        1,442,000  (i)            -
                                                         --------------    --------------                      --------------

   (Loss) before provision for income taxes                 (6,736,000)      (25,770,000)                        (32,314,970)

PROVISION FOR INCOME TAXES                                           -                               -                     -
                                                         --------------    --------------                      --------------

   Net  (loss)                                            $ (6,736,000)    $ (25,770,000)                      $ (32,314,970)
                                                         ==============    ==============                      ==============


NET (LOSS) PER SHARE - BASIC AND DILUTED                       $ (0.80)                                              $ (2.77)
                                                         ==============                                        ==============

WEIGHTED AVERAGE NUMBER OF COMMON
SHARES OUTSTANDING - BASIC AND DILUTED                       8,442,198                                            11,674,016  (n)
                                                         ==============                                        ==============


        NEW WORLD COFFEE & BAGELS, INC. AND MANHATTAN BAGEL COMPANY, INC.
                   PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)


     Introduction to Pro Forma Financial Statements (Unaudited)

     The accompanying unaudited pro forma balance sheets of New World Coffee & Bagels, Inc. ("New World") and Manhattan Bagel Company, Inc. ("MBC") as of September 27, 1998 and September 30, 1998, respectively, presents the combined financial position of the Companies, assuming the acquisition of MBC by New World (the "Acquisition") had been completed as of September 30, 1998. The unaudited pro forma statements of operations of New World and MBC for the three quarters ended September 27, 1998, and September 30, 1998, respectively, and for the fiscal years ended December 28, 1997, and December 31, 1997, respectively, reflect the Acquisition as if it had been consummated on January 1, 1997.

     The Acquisition was made pursuant to a First Amended Joint Plan of Reorganization (the "Plan") under the federal bankruptcy code for MBC and its principal subsidiary, and the Plan was approved by the United States Bankruptcy Court for the District of New Jersey.

     In the Acquisition, New World acquired all of the capital stock of MBC for a total purchase price of approximately $22,250,000, consisting of $8,000,000 in cash, $5,500,000 in notes payable, $5,150,000 of equity and $3,600,000 of accruals. In order to obtain the necessary financing, New World raised an estimated $5 million in debt. New World will account for the Acquisition as a purchase.

     New World's management has designated a 25-year amortization period to be appropriate based on the historical operations of MBC and the anticipated future results of MBC. Management will periodically evaluate the relative fair market value of the intangible assets acquired as compared to the carrying value of the related assets, and impairments, if any, will be charged to operations when identified.

     The pro forma financial information does not purport to be indicative of the results which would have actually have been obtained had such transactions been completed as of the assumed dates and for the periods presented or which may be obtained in the future. The pro forma adjustments described in the notes to the pro forma financial statements reflect the preliminary allocation of the purchase price to net assets and is subject to final determination.

     Notes to Pro Forma Financial Statements (Unaudited)


     Basis of Presentation

     The unaudited pro forma balance sheet combines the balance sheets of New World and MBC as of September 27, 1998 and September 30, 1998, respectively, and is presented as if the Acquisition of MBC by New World had occurred as of September 30, 1998. The unaudited pro forma statements of operations of New World and MBC for the three quarters ended September 27, 1998, and September 30, 1998, respectively, and for the fiscal years ended December 28, 1997, and December 31, 1997, respectively, reflect the Acquisition as if it had been consummated on January 1, 1997.

     The historical balance sheets and statements of operations as of and for the three quarters ended September 27, 1998 and September 30, 1998, used in the preparation of the pro forma financial statements have been derived from the respective unaudited financial statements of New World and MBC. The historical statements of operations for the fiscal years ended December 28, 1997, and December 31, 1997, have been derived from the Companies' respective audited financial statements.

     Liabilities not subject to settlement as presented in MBC's debtor-in-possession balance sheet as of September 30, 1998, have been presented within current liabilities in the accompanying unaudited pro forma balance sheet.

     The adjustments recorded to the carrying values of MBC's assets and liabilities in the accompanying unaudited pro forma adjustments represent estimated fresh-start adjustments at September 30, 1998, to restate the balance sheet accounts at their net realizable value.

     Unaudited Pro Forma Adjustments

     Descriptions of the adjustments included in the unaudited pro forma financial statements are as follows:

     Balance Sheet Adjustments

     (a) Reflects long-term debt entered into by New World to finance the Acquisition.

     (b) Reflects the accounting for the  Acquisition of MBCs common stock for a
total  purchase  price  of  $22,250,000,   consisting  of  $8,000,000  in  cash,
$5,500,000 in notes payable, $5,150,000 of equity and $3,600,000 of accruals.

     (c) Reflects the write-down of the carrying value of the assets acquired based on their estimated fair market values at the time of the Acquisition.

     (d) Reflects the reduction of the remaining liabilities of MBC that are not a part of the Acquisition.

     (e) Reflects estimated accruals required at the time of the Acquisition.

     (f)  Reflects  the   recapitalization   of  MBC's  equity   accounts   upon
consolidation.

     (g) Reflects the allocation of a portion of the purchase price to the value of the trademarks acquired in the Acquisition.

     (h) Reflects additional debt in the form of the refinancing of an EDA bond, originally issued by MBC, subsequent to the Acquisition, net of debt financing expenses.


     Income Statement Adjustments

     (i) Eliminates reorganization expenses incurred by MBC in the periods presented.

     (j) Reflects the increase in interest expense in connection with the new debt incurred to support the outflow of cash for the acquisition.

     (k) Reflects the adjustment of depreciation expense of MBC for the periods presented based on the fair values assigned to property and equipment in purchase accounting.

     (l) Reflects the amortization of the excess of the purchase price over the fair value of the net assets acquired using a 25-year amortization period.

     (m) Reflects the amortization of the value associated to the trademarks over a 25-year amortization period.

     (n) Reflects the weighted average number of shares outstanding for the periods presented, after giving effect to the Acquisition, calculated as the historical weighted average common shares for the periods presented for New World (12,872,019 and 8,442,198, for the three quarters ended September 27, 1998, and the year ended December 31, 1997, respectively), plus shares issued in connection with the Acquisition.